EXHIBIT 10.9C


                             MEMORANDUM OF AGREEMENT
           Pension Plan & Post-Retirement Health and Life Insurance Plans


         MEMORANDUM OF AGREEMENT, made as of March 5, 1999, by and between THE UNITED ILLUMINATING COMPANY ("the Company") and LOCAL 470-1, UTILITY WORKERS UNION OF AMERICA, AFL-CIO ("the Union").

         WHEREAS, the Company and the Union are parties to a collective bargaining agreement dated May 16, 1997 (the "1997 Labor Contract"); and

         WHEREAS, the 1997 Labor Contract contains certain provisions concerning The United Illuminating Company Pension Plan (the "Pension Plan"), as well as certain letter agreements concerning post-retirement health insurance and post-retirement life insurance benefits; and

         WHEREAS, the parties have in good faith negotiated certain changes to the Pension Plan and to the post-retirement health insurance and life insurance benefits applicable to existing employees, which changes have been ratified by the bargaining unit; and

         WHEREAS, the Company and the Union now desire to reduce to writing their agreement concerning the negotiated changes to the Pension Plan and to the post-retirement health insurance and life insurance benefits applicable to current employees.

         NOW THEREFORE, the parties have agreed, and do hereby agree, as follows:

         1.       THE PENSION PLAN.  The Company will take such action as may be
                  ----------------
appropriate to amend the Pension Plan and obtain the approval of the U.S. Treasury Department, for the purpose of effecting the following changes to the Pension Plan:

                  (a) BENEFIT FORMULA.  The pension benefit formula shall, as of a participant's normal retirement date, be equal to one and six tenths percent (1.6%) of the participant's final average compensation multiplied by participant's total years of benefit service up to and including thirty (30) years of benefit service; PROVIDED THAT such pension benefit shall not be less than the participant's accrued benefit determined as of March 31, 1999 (or the day prior to the Closing Date of the sale of UI's Generation assets to Wisvest of Connecticut, LLC, if later) and frozen as of said date under the pension benefit formula in effect immediately prior to the effective date of the current changes to the Pension Plan.

                  (b)  EARLY RETIREMENT BENEFITS.

                  (i) UNREDUCED EARLY RETIREMENT BENEFIT - RULE OF 88. Any participant who is at least fifty-eight (58) years of age at the time of retirement from active service, and whose combined age and years of vesting service then equals at least eighty-eight (88), shall be entitled to a monthly pension benefit following the participant's actual retirement equal to the pension the participant would have been entitled to at normal retirement date, based upon the participant's accrued benefit at the date of actual retirement, and such benefit shall not be reduced for early commencement.

                  (ii)  MODIFIED  EARLY  RETIREMENT  BENEFIT  - RULE OF 88.  Any
         participant who retires from active employment on or after age fifty-five (55) and before age fifty-eight (58), whose combined age and years of vesting service then equals at least eighty-eight (88), shall be entitled to a monthly pension before the participant's normal retirement date, and the amount thereof shall be reduced by four-twelfths (4/12) of one percent (1%) (i.e., 4% per year) for each month by which the benefit commencement date precedes the participant's fifty-eighth (58th) birthday.

                  (iii) ALL OTHER EARLY RETIREMENTS. Each other participant retiring from service prior to the participant's normal retirement date, who is at least fifty-five (55) years of age and who has at least ten (10) years of vesting service, but who has not satisfied the Rule of 88 under (i) or (ii) above, may commence monthly pension benefits any time before the participant's normal retirement date and the amount thereof shall be reduced by four-twelfths (4/12) of one percent (1%) (i.e., 4% per year) for each month by which the benefit commencement date precedes the participant's fifty-eighth (58th) birthday, and by an additional three-twelfths (3/12) of one percent (1%) (i.e., 3% per year) for each succeeding month by which the benefit commencement date precedes the participant's sixty-fifth (65th) birthday.

         (c) LUMP-SUM DISTRIBUTION. As soon as administratively practical following termination of employment, a participant may elect, subject to applicable spousal consent requirements, to receive the participant's accrued benefit, otherwise payable upon the participant's normal retirement date, in the form of an actuarially equivalent lump-sum payment. In order to be eligible for a lump-sum distribution, a participant who has been laid off by the Company must no longer have any recall rights.

         (d) FINAL AVERAGE COMPENSATION. A participant's "Final Average Compensation" shall be the average of the participant's annual compensation over the three (3) highest paid calendar years of employment with the Company, wherever occurring or, if greater, the average of the participant's monthly compensation during the final thirty-six (36) months of employment with the Company.

         (e) GRANDFATHER PROVISIONS. The pension benefit for any participant who, as of December 31, 1999, is (i) at least age fifty-five (55) and is credited with at least ten (10) years of vesting service, or (ii) has a combined number of years of vesting service and age equaling at least eighty-eight (88), shall be the greater of:

                  (i) the accrued benefit calculated in accordance with the formula set forth in paragraph 1(a) above, or;

                  (ii) the participant's accrued benefit calculated in accordance with the formula in effect as of December 31, 1998, based upon the participant's total years of benefit service and average annual compensation as of the date the participant retires.

         (f) SURVIVOR DEATH BENEFITS. Pre-retirement death benefits under the Pension Plan shall be payable to the participant's spouse, if the participant is married, unless such spouse has waived his or her right to this survivor annuity in favor of another beneficiary. If the participant is not married, the participant may designate another beneficiary.

         (g) EFFECTIVE DATE. The effective date of the foregoing changes shall be January 1, 1999, it being understood that the accrued benefits of participants other than those grandfathered under paragraph 1(e) shall be determined as of March 31, 1999, and frozen as of March 31, 1999, in accordance with the formula in effect as of December 31, 1998.

         2.  POST-RETIREMENT HEALTH INSURANCE.
         ------------------------------------

         (a) The letter agreement on page 94 of the 1997 Labor Contract, dated May 16, 1995, from Mr. Albert N. Henricksen to Mr. Gary J. Brooks, shall be limited to those employees who retired between May 16, 1995 and May 16, 1998, inclusive.

         (b) The letter agreement on page 99 of the 1997 Labor Contract, dated May 16, 1997, from Mr. Albert N. Henricksen to Mr. Gary J. Brooks, shall be limited to (i) employees who retired between May 17, 1998 and December 31, 1998, inclusive; (ii) current employees who had attained age 62 and who had ten years of service as of December 31, 1999; and (iii) current employees whose combined age and years of service were equal to at least eighty-eight (88) as of December 31, 1999.

         (c) Except as provided in paragraph 2(b) above, the Company will make available to current employees retiring on or after January 1, 1999 medical and dental insurance coverage as set forth in the letter agreement attached hereto as Appendix I.

         3.  POST-RETIREMENT LIFE INSURANCE.
         ----------------------------------

         (a) Paragraph (b) of the letter agreement on page 92 of the 1997 Labor Contract, dated May 16, 1997, from Mr. Albert N. Henricksen to Mr. Gary J. Brooks, shall be limited to those employees who retired between May 16, 1997 and December 31, 1998, inclusive.

         (b) The Company will provide fully paid life insurance in the amount of $14,000 for current full time employees who retire on or after January 1, 1999, who at the time of retirement are eligible for a subsidized medical benefit in accordance with the UI Retiree Medical Cost Share Table, attached hereto as Appendix II, and who at the time of retirement are members of the Group Life Insurance Plan.

         IN WITNESS WHEREOF, the parties have executed this agreement on the date set forth below:

LOCAL 470-1, UTILITY WORKERS UNION OF AMERICA, AFL-CIO



By        /s/ Diane M. Diedrich          Date: 04/01/1999
         ----------------------------         -----------
         Diane M. Diedrich, President, Local 470-1, UWUA, AFL-CIO

THE UNITED ILLUMINATING COMPANY



By       /s/ Albert N. Henricksen        Date: 04/01/1999
         ----------------------------         -----------
         Albert N. Henricksen, Group Vice President, Support Services

                                                                Appendix I


April 1, 1999


Ms. Diane M. Diedrich
President
Local 470-1 U.W.U.A., AFL-CIO
P.O. Box 1497
New Haven, CT  06506

Dear Ms. Diedrich:

         This will replace our prior agreement concerning post-retirement health insurance benefits, as set forth in my letter dated May 16, 1997, with respect to retirements occurring on or after January 1, 1999. This letter is written pursuant to Paragraph 3(c) of our Memorandum of Agreement of even date herewith.

         As we have agreed, during the term of our 1997-2002 collective bargaining agreement, the Company will make available or furnish to retirees who retire pursuant to the terms of the Company's Pension Plan on or after January 1, 1999, medical and dental coverage under the following conditions:

1.  Retirements After Age 55 With 10 Years of Service
    -------------------------------------------------

(a) For retirees who at the time of retirement are at least age 55 with at least ten years of service, but who do not qualify for a subsidized medical benefit per item 2 below, the Company will make available until age 65 coverage under plans providing benefits equivalent to the Blue Cross & Blue Shield of Connecticut BlueCare Plus POS Plan and the Blue Cross & Blue Shield of Connecticut Dental Plan, Option B applicable to bargaining unit employees, all at no cost to the Company.

(b) For retirees who at the time of retirement are at least age 55 with at least ten years of service, but who do not qualify for a subsidized medical benefit per item 2 below, the Company will make available commencing at age 65 coverage under a Medicare supplemental plan that will provide with Medicare, if available, benefits equivalent to the Blue Cross 65 High Option Health Insurance Plan and Blue Shield 65-Plan 83 Health Insurance Plan at no cost to the Company.

2.  Retirements After Age 55 With 30 Years of Service
    -------------------------------------------------

(a) For retirees who at the time of retirement are at least age 55 with at least 30 years of service, the Company will make available until age 65 coverage under a plan providing benefits equivalent to the Blue Cross & Blue Shield of Connecticut BlueCare Plus POS Plan.

                                                                      5
The retiree's share of the cost of such coverage, on a percentage basis, shall be based on the retiree's years of service at the time of retirement and the retiree's age at the time benefits commence, in accordance with the UI Retiree Medical Cost Share Table. The Company shall pay the remaining cost of the premiums.

(b) For retirees who at the time of retirement are at least age 55 with at least 30 years of service, the Company will furnish or make available commencing at age 65 coverage under a Medicare supplemental plan that will provide with Medicare, if available, benefits equivalent to the Blue Cross 65 High Option Health Insurance Plan and Blue Shield 65-Plan 83 Health Insurance Plan. The retiree's share of the cost of such coverage, on a percentage basis, shall be based on the retiree's years of service at the time of retirement and the retiree's age at the time benefits commence, in accordance with the UI Retiree Medical Cost Share Table. The Company shall pay the remaining cost of the premiums.

(c) For retirees who at the time of retirement are at least age 55 with at least 30 years of service, the Company will make available to such retirees until age 65 coverage under a plan providing benefits equivalent to the Blue Cross & Blue Shield of Connecticut Dental Plan, Option B applicable to bargaining unit employees, at no cost to the Company.

3.  Retirements After Age 62 With 20 Years of Service
    -------------------------------------------------

For retirees who at the time of retirement are at least age 62 with at least 20 years of service, the Company will make available the same health and dental insurance benefits described in paragraphs 2(a) through 2(c) above on the same terms and conditions as set forth in paragraphs 2(a) through 2(c) above.

4.  Medicare Part B
    ---------------

(a) For employees employed by the Company as of May 16, 1992, who retire on or after age 62 with at least 20 years of service, or after attaining age 55 with 30 or more years of service, the Company will provide, commencing with the date of enrollment and continuing for the lifetime of the retiree, reimbursement on a monthly basis of a portion of the monthly premium for coverage under Medicare Part B for the retiree and any enrolled, eligible, dependents based on the retiree's years of service at the time of retirement and the retiree's age at the time benefits commence, in accordance with the UI Retiree Medical Cost Share Table. The additional cost of Medicare Part B coverage, if any, shall be borne by the retiree and the retiree's dependents, if any, in accordance with the UI Retiree Medical Cost Share Table.

(b) Employees hired on or after May 16, 1992, shall not be entitled, upon retirement, to any contribution by the Company for Medicare part B coverage for themselves or their dependents.

         Once a cost share for a retiree is established on a percentage basis for a retiree under Sections 2 or 3 above, the cost share shall not change.

         The equivalent benefits described in this letter will be made available or furnished, as the case may be, without regard to a specific carrier or provider.

         The coverages described in this letter shall be made available or furnished only to a retiree who has the appropriate coverage in effect at the time of retirement and who is eligible for such coverage under the terms of the plans or policies. Further, the coverage described above requiring payment by the retiree will be made available only to a retiree who provides for the prepayment of the monthly premiums by authorized deduction from the retiree's pension.

                                                   Very truly yours,



                                                   /s/ Albert N. Henricksen
                                                   ------------------------
                                                   Albert N. Henricksen
                                                   Group Vice President
                                                   Support Services



                                                           RETIREE COST SHARE PERCENTAGES

                                                                    S      E     R      V     I      C     E
      15  16  17  18  19   20   21   22   23   24   25   26   27   28   29   30   31   32   33   34   35   36   37   38   39   40
     ----------------------------------------------------------------------------------------------------------------------------
  55 100 100 100 100 100  100  100  100  100  100  100  100  100  100  100 42.5 40.0 37.5 35.0 32.5 30.0 27.5 25.0 22.5 20.0 20.0
     ----------------------------------------------------------------------------------------------------------------------------
  56 100 100 100 100 100  100  100  100  100  100  100  100  100  100 42.5 40.0 37.5 35.0 32.5 30.0 27.5 25.0 22.5 20.0 20.0 20.0
     ----------------------------------------------------------------------------------------------------------------------------
  57 100 100 100 100 100  100  100  100  100  100  100  100  100 42.5 40.0 37.5 35.0 32.5 30.0 27.5 25.0 22.5 20.0 20.0 20.0 20.0
     ----------------------------------------------------------------------------------------------------------------------------
  58 100 100 100 100 100  100  100  100  100  100  100  100 42.5 40.0 37.5 35.0 32.5 30.0 27.5 25.0 22.5 20.0 20.0 20.0 20.0 20.0
     ----------------------------------------------------------------------------------------------------------------------------
  59 100 100 100 100 100  100  100  100  100  100  100 42.5 40.0 37.5 35.0 32.5 30.0 27.5 25.0 22.5 20.0 20.0 20.0 20.0 20.0 20.0
     ----------------------------------------------------------------------------------------------------------------------------
A 60 100 100 100 100 100  100  100  100  100  100 42.5 40.0 37.5 35.0 32.5 30.0 27.5 25.0 22.5 20.0 20.0 20.0 20.0 20.0 20.0 20.0
     ----------------------------------------------------------------------------------------------------------------------------
G 61 100 100 100 100 100  100  100  100  100 42.5 40.0 37.5 35.0 32.5 30.0 27.5 25.0 22.5 20.0 20.0 20.0 20.0 20.0 20.0 20.0 20.0
     ----------------------------------------------------------------------------------------------------------------------------
E 62 100 100 100 100 100 50.0 47.5 45.0 42.5 40.0 37.5 35.0 32.5 30.0 27.5 25.0 22.5 20.0 20.0 20.0 20.0 20.0 20.0 20.0 20.0 20.0
     ----------------------------------------------------------------------------------------------------------------------------
  63 100 100 100 100 100 47.5 45.0 42.5 40.0 37.5 35.0 32.5 30.0 27.5 25.0 22.5 20.0 20.0 20.0 20.0 20.0 20.0 20.0 20.0 20.0 20.0
     ----------------------------------------------------------------------------------------------------------------------------
  64 100 100 100 100 100 45.0 42.5 40.0 37.5 35.0 32.5 30.0 27.5 25.0 22.5 20.0 20.0 20.0 20.0 20.0 20.0 20.0 20.0 20.0 20.0 20.0
     ----------------------------------------------------------------------------------------------------------------------------
  65 100 100 100 100 100 42.5 40.0 37.5 35.0 32.5 30.0 27.5 25.0 22.5 20.0 20.0 20.0 20.0 20.0 20.0 20.0 20.0 20.0 20.0 20.0 20.0
     ----------------------------------------------------------------------------------------------------------------------------
  66 100 100 100 100 100 40.0 37.5 35.0 32.5 30.0 27.5 25.0 22.5 20.0 20.0 20.0 20.0 20.0 20.0 20.0 20.0 20.0 20.0 20.0 20.0 20.0
     ----------------------------------------------------------------------------------------------------------------------------
  67 100 100 100 100 100 37.5 35.0 32.5 30.0 27.5 25.0 22.5 20.0 20.0 20.0 20.0 20.0 20.0 20.0 20.0 20.0 20.0 20.0 20.0 20.0 20.0
     ----------------------------------------------------------------------------------------------------------------------------
  68 100 100 100 100 100 35.0 32.5 30.0 27.5 25.0 22.5 20.0 20.0 20.0 20.0 20.0 20.0 20.0 20.0 20.0 20.0 20.0 20.0 20.0 20.0 20.0
     ----------------------------------------------------------------------------------------------------------------------------
  69 100 100 100 100 100 32.5 30.0 27.5 25.0 22.5 20.0 20.0 20.0 20.0 20.0 20.0 20.0 20.0 20.0 20.0 20.0 20.0 20.0 20.0 20.0 20.0
     ----------------------------------------------------------------------------------------------------------------------------
  70 100 100 100 100 100 30.0 27.5 25.0 22.5 20.0 20.0 20.0 20.0 20.0 20.0 20.0 20.0 20.0 20.0 20.0 20.0 20.0 20.0 20.0 20.0 20.0
     ----------------------------------------------------------------------------------------------------------------------------